Exhibit 10.1

SECOND AMENDMENT TO THE FIRST AMENDED AND RESTATED
BREITBURN ENERGY PARTNERS LP 2006 LONG-TERM INCENTIVE PLAN
This Second Amendment (this “Amendment”) to the First Amended and Restated Breitburn Energy Partners LP 2006 Long Term Incentive Plan, as amended (the “Plan”) is made and adopted as of April 23, 2015 by the Compensation and Governance Committee of the Board of Directors of Breitburn GP LLC (the “Committee”) acting in its capacity as the administrator of the Plan and as General Partner of Breitburn Energy Partners LP (the “Partnership”).
RECITALS
A. Breitburn GP LLC maintains the Plan, which was originally adopted as of October 9, 2006 and restated and amended effective October 29, 2009, as amended on June 27, 2011;
B. The Committee deems it advisable to amend the Plan as set forth herein, subject to the approval of this Amendment by the holders of Common Units of the Partnership (“Unitholder Approval”); and
C. Pursuant to Section 7 of the Plan, the Committee has the authority to amend the Plan, subject to certain limitations.
AMENDMENT
1. Subject to and effective as of the date of Unitholder Approval, the first sentence of Section 4(a) of the Plan is hereby amended and restated in its entirety to read as follows:
“Subject to adjustment as provided in Section 4(c), the number of Units that may be delivered with respect to Awards under the Plan is 24,702,064.”
2. Subject to and effective as of the date of Unitholder Approval, the second sentence of Section 9 of the Plan is hereby amended and restated in its entirety to read as follows:
“The Plan shall continue until the earliest of (i) the date terminated by the Board, (ii) all Units available under the Plan have been paid to Participants or (iii) October 9, 2026.”
3. Capitalized terms used in this Amendment without definition shall have the respective meanings ascribed thereto in the Plan.
4. This Amendment shall be and is hereby incorporated in and forms a part of the Plan.
5. Except as otherwise expressly set forth in this Amendment, the Plan shall remain in full force and effect in accordance with its terms.
6. This Amendment shall be governed by and construed in accordance with the laws in force in the state of Delaware, without regard to that state’s conflict-of-laws rules and principles.
I hereby certify that this Amendment was duly adopted by the Committee on April 23, 2015.
Executed this 23rd day of April, 2015.
BREITBURN ENERGY PARTNERS LP
By: BREITBURN GP LLC, its general partner
/s/ Halbert S. Washburn
Halbert S. Washburn
Chief Executive Officer